Exhibit 99.1

Gelesis Announces Additional $15 Million Pre-Order for Plenity®, Bringing Total Pre-Paid Orders from Ro for Plenity to $55 Million

Following the successful debut of the national broad awareness media campaign, with a new record-high for prescription requests, the company’s telehealth distribution partner, Ro, placed an additional pre-order for the weight management product

Gelesis received $45 million in pre-paid orders from Ro in the last 12 months

BOSTON, June 21, 2022 – Gelesis announced today that Ro, a leading and rapidly growing U.S. direct-to-patient healthcare company, has placed a $15 million pre-paid order for the company’s commercial product for weight management, Plenity®. This is in addition to previous Plenity pre-orders from Ro totaling $40 million.

Gelesis launched the first wave of its national broad awareness media campaign for Plenity on January 31, 2022, which corresponded with record high levels of web traffic and prescription requests. Since the broad consumer launch, Plenity has become one of the most sought-after offerings on Ro’s platform. After a consultation with a licensed healthcare provider, if they qualify, individuals can be approved for a prescription within 24 hours. The treatment is then shipped directly to their home and arrives within 2 days, at $98 for a 28-day supply.

“We believe we are highly differentiated in the rapidly growing weight management category with a treatment option that is available across a wide BMI spectrum and where our members can continue to enjoy the foods they love, feeling satisfied with smaller portions,” said David Pass, Pharm. D, Gelesis’ Chief Commercial and Operating Officer. “We believe that access to well tolerated, affordable, evidence-based care is one of the biggest barriers in effective weight management. We are excited to see the growing indicators of the success of our commercial model. We have acquired more than half of our members since the start of the media campaign in February.”

Following the launch of the campaign, the number of individuals seeking a new prescription increased 140% during the first quarter to reach record highs. The company reported $7.5 million in net product revenue in the first quarter of 2022, a 142% increase over the first quarter 2021.

Gelesis has also reported growth in the more traditional healthcare provider (HCP) channel following the launch of the campaign and the company expects consumer demand to continue to drive uptake. Notably 40-50% of these HCP prescriptions were requested by the consumer (the company’s baseline before the media campaign began was 25%).

Plenity has the largest addressable market of any prescription weight management approach, and 150 million American adults could qualify for treatment, including the tens of millions of Americans with a BMI between 25 and 30 who generally do not qualify for other prescription weight loss treatments. About 70% of Plenity members had never tried a prescription weight management product before, indicating Plenity is bringing new people into the category of prescription weight management products.

About Gelesis

Gelesis Holdings Inc. (NYSE: GLS) (“Gelesis”) is a consumer-centered biotherapeutics company and the maker of Plenity®, which is inspired by nature and FDA cleared to aid in weight management. Our first-of-their-kind non-systemic superabsorbent hydrogels are made entirely from naturally derived building blocks. They are inspired by the composition and mechanical properties of raw vegetables, taken by capsule, and act locally in the digestive system, so people feel satisfied with smaller portions. Our portfolio includes Plenity® and potential therapies in development for patients with Type 2 Diabetes, Non-alcoholic Fatty Liver Disease (NAFLD)/Non-alcoholic Steatohepatitis (NASH), and Functional Constipation. For more information, visit gelesis.com, or connect with us on Twitter @GelesisInc.

Plenity® is indicated to aid weight management in adults with excess weight or obesity, a Body Mass Index (BMI) of 25–40 kg/m², when used in conjunction with diet and exercise.

Important Safety Information about Plenity

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Patients who are pregnant or are allergic to cellulose, citric acid, sodium stearyl fumarate, gelatin, or titanium dioxide should not take Plenity.
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To avoid impact on the absorption of medications:
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For all medications that should be taken with food, take them after starting a meal.
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For all medications that should be taken without food (on an empty stomach), continue taking on an empty stomach or as recommended by your physician.
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The overall incidence of side effects with Plenity was no different than placebo. The most common side effects were diarrhea, distended abdomen, infrequent bowel movements, and flatulence.
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Contact a doctor right away if problems occur. If you have a severe allergic reaction, severe stomach pain, or severe diarrhea, stop using Plenity until you can speak to your doctor.

Rx Only. For the safe and proper use of Plenity or more information, talk to a healthcare professional, read the Patient Instructions for Use, or call 1-844-PLENITY.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements include, but are not limited to, statements regarding Gelesis’ or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. Such forward-looking statements are based on the information currently available to Gelesis and on assumptions Gelesis has made and, as a result, such statements are subject to risks and uncertainties. Gelesis intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, and Gelesis makes this statement for purposes of complying with those safe harbor provisions. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gelesis assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Gelesis gives no assurance that any expectations set forth in this press release will be achieved. Various risks and uncertainties (some of which are beyond Gelesis’ control) or other factors could cause actual future results, performance or events to differ materially from those described herein. Some of the factors that may impact future results and performance include, without limitation: (i) the size, demand and growth potential of the markets for Plenity® and Gelesis’ other product candidates and Gelesis’ ability to serve those markets; (ii) the degree of market acceptance and adoption of Gelesis’ products; (iii) Gelesis’ ability to develop innovative products and compete with other companies engaged in the weight loss industry; (iv) Gelesis’ ability to finance and complete successfully the commercial launch of Plenity® and its growth plans, including new possible indications and the clinical data from ongoing and future studies about liver and other diseases; (v) failure to realize the anticipated benefits of the business combination between Gelesis and Capstar Special Purpose Acquisition Corp. (“Capstar”), including as a result of a delay or difficulty in integrating the businesses of Capstar and Gelesis; (vi) the ability of Gelesis to issue equity or equity-linked securities or obtain debt financing in the future; (vii) Gelesis’ ability to continue as a going concern; (viii) the outcome of any legal proceedings instituted against Capstar, Gelesis, or others in connection with the business combination; (ix) the ability of Gelesis to maintain its listing on the New York Stock Exchange; (x) the risk that the business combination disrupts the plans and operations of Gelesis as a result of Gelesis being a publicly listed issuer; (xi) the regulatory pathway for Gelesis’ products and responses from regulators, including the FDA and similar regulators outside of the United States; (xii) the ability of Gelesis to grow and manage growth profitably, maintain relationships with customers and suppliers and retain Gelesis’ management and key employees; (xiii) costs related to the business combination, including costs associated with Gelesis being a publicly listed issuer; (xiv) changes in applicable laws or regulations; (xv) the possibility that Gelesis may be adversely affected by other economic, business, regulatory and/or competitive factors; (xvi) Gelesis’ estimates of expenses and profitability; (xvii) ongoing regulatory requirements, (xviii) any competing products or technologies that may emerge, (xix) the volatility of the telehealth market in general, or insufficient patient demand; (xx) the ability of Gelesis to defend its intellectual property and satisfy regulatory requirements; (xxi) the impact of the COVID 19 pandemic on Gelesis’ business; (xxii) the limited operating history of Gelesis; (xxiii) the potential impact of inflation on Gelesis’ operating expenses and costs of goods; and (xxiv) other important factors discussed in the “Risk Factors” section of Gelesis’ most recent Annual Report on Form 10-K, and in other filings that Gelesis makes with the Securities and Exchange Commission. These filings address other important risks and uncertainties that could cause actual results and events to differ materially from those contained in the forward-looking statements.

Contact

Media & Investor Relations

Katie Sullivan

ksullivan@gelesis.com

Source: Gelesis Holdings, Inc.